SUPPLEMENT DATED FEBRUARY 11, 2019
TO

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR OPTIMA AND NEW YORK KEYPORT OPTIMA

ISSUED BY KBL VARIABLE ACCOUNT A

In November 2018, the Board of Directors of AB Variable Products Series Fund, Inc. approved the acquisition of the assets and assumption of the liabilities of the AB Growth Portfolio by the AB Large Cap Growth Portfolio.  The AB Large Cap Growth Portfolio will be added as an investment option under your Contract immediately prior to the acquisition.

The acquisition is expected to be consummated on or about April 26, 2019, and all the assets and liabilities of the AB Growth Portfolio will be transferred to the AB Large Cap Growth Portfolio and shareholders of the AB Growth Portfolio will receive shares of the AB Large Cap Growth Portfolio in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.